Exhibit 10.1(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NUMBER ONE TO LICENSE AGREEMENT

This Amendment Number One to License Agreement (“Amendment No. 1”) is made by and between (a) Gritstone Oncology, Inc., a Delaware corporation having a place of business at 5858 Horton Street, Suite 210, Emeryville, California 94608, U.S.A. (“Gritstone”), on the one hand, and (b) Protiva Biotherapeutics Inc., a British Columbia corporation with a principal place of business at 100-8900 Glenlyon Parkway, Burnaby, B.C., Canada V5J 5J8 (“Protiva”), and Arbutus Biopharma Corporation, a British Columbia corporation with a principal place of business at 100-8900 Glenlyon Parkway, Burnaby, B.C., Canada V5J 5J8 (“ABUS” and together with Protiva, “Arbutus”), on the other hand. Gritstone, Protiva, and ABUS may each be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into the License Agreement, effective on October 16, 2017, (the “Agreement”); and

WHEREAS, the Parties desire to amend certain terms of the Agreement in accordance with this Amendment No. 1, and this Amendment No. 1 shall be effective as of July 20, 2018 (the “Amendment No. 1 Effective Date”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties, intending to be legally bound, agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

2.	The definition of “Product” shall be deleted and replaced in its entirety with the following definition:

‘“Product” means a product containing [***] RNA that encodes [***] TSNA and that is formulated in an Arbutus LNP; provided that such RNA is part of a Self-Replicating RNA System and is not a non-replicating messenger RNA (“mRNA”).’

3.	In the event of any discrepancies or conflicting terms between this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall control.

4.

The Agreement and this Amendment No. 1 represent the complete and entire understanding between the Parties regarding the subject matter hereof and supersedes all prior negotiations, representations or agreements, either written or oral, regarding this subject matter.

5.	This Amendment No. 1 shall be governed and interpreted in accordance with the substantive laws of the State of New York, excluding its conflicts of laws principles.

6.

Arbutus hereby represents, warrants, and covenants to Gritstone that: (a) as of the Amendment No. 1 Effective Date, it is entitled to grant the rights and licenses granted to Gritstone under the Agreement as amended by this Amendment No. 1, and is not currently bound by any agreement with any Third Party, or by any outstanding order, judgment, or decree of any court or administrative agency, that restricts it in any way from granting to Gritstone the rights and licenses as set forth in the Agreement as amended by this Amendment No. 1; and (b) neither Arbutus nor any of its Affiliates has assigned, transferred, conveyed or otherwise encumbered, nor during the Term shall assign, transfer, license, convey or otherwise encumber, its right, title and interest in the Arbutus Patents, Confidential Information and other Licensed Intellectual Property either owned by or exclusively licensed to Arbutus as of the Effective Date in a manner that conflicts with any rights granted to Gritstone under the Agreement as amended by this Amendment No. 1.

7.

This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original and, together, one and the same instrument. A facsimile, PDF or any other copy of this Amendment No. 1 signed by a Party is binding upon the signing Party to the same extent as the original of the signed Amendment No. 1, and may be delivered electronically.

8.	Except for the matters set forth in this Amendment No. 1, all other terms of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, authorized representatives of Gritstone, ABUS and Protiva have executed and delivered this Amendment No. 1 effective as of the Amendment No. 1 Effective Date.

GRITSTONE ONCOLOGY, INC.

By:	/s/ Andrew R. Allen
Name:	Andrew R. Allen
Title:	President and CEO

PROTIVA BIOTHERAPEUTICS INC.

By:	/s/ Mark J Murray
Name:	Mark J Murray
Title:	President and CEO

By:
Name:
Title:

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Mark J Murray
Name:	Mark J Murray
Title:	President and CEO

By:
Name:
Title:

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.